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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 1997


                           ENCORE MEDICAL CORPORATION
             (Exact name of Registrant as specified in its charter)




Delaware                                                   65-0572565
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)



9800 Metric Boulevard
Austin, Texas                                               78758
(Address of principal executive offices)                    (Zip code)



                                  512-832-9500
              (Registrant's telephone number including area code)



                                 Not applicable
         (Former name and former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective May 1, 1997, Encore Medical Corporation (the "Company") dismissed its principal accountant, Richard A. Eisner & Company, LLP. It changed its principal accountant to Price Waterhouse LLP. This change was made as a result of the merger between Healthcare Acquisition, Inc., a wholly-owned
subsidiary of the Company, and Encore Orthopedics, Inc.  ("Encore").   Price
Waterhouse LLP has been the principal accountant for Encore since April 1, 1992.

         The prior principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not, except as stated hereafter, qualified or modified as to uncertainty, audit scope, or accounting principle. In its opinion related to the financial statements for the year ended December 31, 1996, the prior accountant noted that "the Company must liquidate in the event that it does not consummate a business combination, or satisfy certain extension criteria, by September 8, 1997, and, although the Company has signed a merger agreement with a target company, there is no assurance that such merger will take place or that the Company will have sufficient funds to seek another target company in the event that the proposed merger does not take place." Such a merger did take place on March 25, 1997.

         The Board of Directors of the Company has approved the change in accountants.

         There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report during the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal.

         There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's two most recent fiscal years and any subsequent interim period preceding such dismissal.


ITEM 7.  EXHIBITS

         Attached hereto is the statement from the former accountant in compliance with Item 304(a)(3) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                  ENCORE MEDICAL CORPORATION



May 30, 1997                      By: /s/ NICK CINDRICH
----------------------               ------------------------------------------
Date                                      Nick Cindrich, Chairman of the Board
                                           and Chief Executive Officer

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                 [RICHARD A. EISNER & COMPANY, LLP LETTERHEAD]


                                  May 20, 1997


Securities and Exchange Commission
Washington, DC  20549

                                       Re:  Encore Medical Corporation

Ladies and Gentlemen:

        We have read Item 4 of the current report on Form 8-K being filed with you on May 20, 1997 and are in agreement with the statements contained therein except for matters relating to Price Waterhouse, LLP as to which we have no knowledge.


                                           Very truly yours,

                                           /s/  Richard A Eisner & Company, LLP

                                           Richard A Eisner & Company, LLP